Rule 497(k)

File No. 333-210186

FIRST TRUST EXCHANGE-TRADED FUND VIII
(the “Trust”)

FIRST TRUST TCW SECURITIZED PLUS ETF
(the “Fund”)

SUPPLEMENT TO THE SUMMARY PROSPECTUS

DATED SEPTEMBER 25, 2020

Notwithstanding anything to the contrary in the Fund’s Summary Prospectus, effective September 14, 2020, Scott Austin is no longer a portfolio manager of the Fund. All references to Mr. Austin are removed in their entirety. Bryan T. Whalen, Mitchell Flack and Harrison Choi will continue to serve as portfolio managers to the Fund and are joined by a new portfolio manager, Elizabeth J. Crawford.

Elizabeth J. Crawford is a Senior Vice President of securitized products at TCW Investment Management Company LLC (“TCW”). She is currently based in Los Angeles after having spent two years in the TCW London office covering all non-U.S. securitized research responsibilities. Ms. Crawford joined TCW’s Los Angeles headquarters in 2015 as a CMBS Trader in the Securitized Products division of the Fixed Income group. Previously, Ms. Crawford was a Portfolio Analyst covering structured products and commercial and residential REIT equities at EJF Capital LLC (“EJF”), a $10 billion multi-strategy alternative asset manager in Arlington, Virginia. Before joining EJF, Ms. Crawford was an Associate in the Securitized Products division at Credit Suisse. She started in Institutional Sales covering ABS, MBS, and CMBS investors before moving to Asset Finance, where she focused on residential mortgage banking and securitization. Ms. Crawford holds a BA in Political Science and International Studies from Yale University.

As of September 10, 2020, Elizabeth J. Crawford managed investment vehicles (other than the funds of the Trust) with the number of accounts and assets set forth in the table below:

Portfolio Manager	Registered Investment Companies Number of Accounts ($ Assets)	Other Pooled Investment Vehicles Number of Accounts ($ Assets)	Other Accounts Number of Accounts ($ Assets)
Elizabeth Crawford	0 ($0)	0 ($0)	0 ($0)

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND SUMMARY PROSPECTUS FOR FUTURE REFERENCE